eTOTALSOURCE, INC.
                              1510 POOLE BOULEVARD
                           YUBA CITY, CALIFORNIA 95993



Dear Shareholder:

     You are cordially invited to attend the Special Meeting of Shareholders of eTotalsource, Inc. The special meeting will be held on Friday, February 4, 2005, at 9:00 a.m., local time, at the offices of the Company located at 1510 Poole Boulevard, Yuba City, California 95993.

     Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company's Board of Directors.

     We hope to see you at the meeting.

                                              Sincerely,


                                              /s/ Terry L. Eilers
                                              ---------------------------------
                                              Terry L. Eilers
                                              President

January 12, 2005
                               eTOTALSOURCE, INC.
                              1510 POOLE BOULEVARD
                           YUBA CITY, CALIFORNIA 95993

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD FEBRUARY 4, 2005

     NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the "Special Meeting") of eTotalsource, Inc. (the "Company"), will be held on Friday, February 4, 2005, at 9:00 a.m., local time, at the offices of the Company located at 1510 Poole Boulevard, Yuba City, California 95993, for the following purposes, as more fully described in the attached Proxy Statement:

     1. To elect five (5) directors, each until the next annual meeting of the Company's shareholders or until their successors are duly elected and qualified;

     2. To approve an amendment to the Company's Articles of Incorporation to increase the authorized common stock of the Company to 300,000,000; and

     3. To consider any other matters that may properly come before the Special Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on December 9, 2004, as the record date for determining the shareholders entitled to notice of and to vote at the Special Meeting or at any adjournment thereof. A complete list of the shareholders entitled to vote at the Special Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the Special Meeting at eTotalsource, Inc., located at 1510 Poole Boulevard, Yuba City, California 95993.

                                    IMPORTANT

     You are cordially invited to attend the Special Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Special Meeting and vote your shares in person, you may revoke your proxy at that time.

                              By Order of the Board of Directors,


                              Terry L. Eilers
                              President

January 12, 2005

                                TABLE OF CONTENTS                       PAGE NO.
                                -----------------                       --------

ABOUT THE MEETING..............................................................2

   What is the purpose of the special meeting?.................................2
   Who is entitled to vote?....................................................2
   Who can attend the special meeting?.........................................2
   What constitutes a quorum?..................................................2
   How do I vote?..............................................................3
   What if I do not specify how my shares are to be voted?.....................3
   Can I change my vote after I return my proxy card?..........................3
   What are the Board's recommendations?.......................................3
   What vote is required to approve each item?.................................3

STOCK OWNERSHIP................................................................4

   Beneficial Owners...........................................................4

PROPOSAL 1 - ELECTION OF DIRECTORS.............................................5
   Directors Standing for Election.............................................5
   Recommendation Of The Board Of Directors....................................5
   Directors - Present Term Expires at the Special Meeting.....................5
   Meetings....................................................................6
   Committees of the Board of Directors........................................6
   Compensation Of Directors...................................................6
   Executive Compensation......................................................7
   Stock Option Grants In The Past Fiscal Year.................................8
   Employment Agreements.......................................................8
   Certain Relationships And Related Transactions..............................8

PROPOSAL 2 - AMENDMENT TO THE CERTIFICATE OF INCORPORATION.....................9
DESCRIPTION OF CAPITAL STOCK..................................................10

   General....................................................................10
   Common Stock...............................................................10
    Convertible Debentures....................................................10
   Transfer Agent.............................................................10
   Disclosure Of SEC Position On Indemnification For Securities
    Act Liabilities...........................................................10
   Anti-Takeover Effects Of Provisions Of The Certificate Of
    Incorporation Authorized And Unissued Stock...............................11
   Equity Line Of Credit......................................................11
   Other Matters..............................................................11
   Independent Accountants....................................................11
   Additional Information.....................................................11
                               eTOTALSOURCE, INC.
                              1510 POOLE BOULEVARD
                           YUBA CITY, CALIFORNIA 95993
                              ---------------------

                                 PROXY STATEMENT
                                DECEMBER __, 2004
                              ---------------------

     This proxy statement contains information related to the special meeting of shareholders of eTotalsource, Inc., to be held on Friday, February 4, 2005, at 9:00 a.m., local time, at the offices of the Company located at 1510 Poole Boulevard, Yuba City, California 95993, and any postponements or adjournments thereof. The Company is making this proxy solicitation.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

     At the Company's special meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and the approval of an amendment to the Company's Articles of Incorporation to increase the authorized common stock of the Company to 300,000,000 shares. In addition, the Company's management will report on the performance of the Company during fiscal 2004 and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE?

     Only shareholders of record on the close of business on the record date, December 9, 2004, are entitled to receive notice of the special meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of capital stock will be entitled to the number of votes set forth in the following table on each matter to be voted upon at the meeting. The holders of common stock vote together as a single class. See "Description of Securities."

DESCRIPTION OF CAPITAL STOCK        NUMBER OF VOTES               TOTAL VOTES

Common Stock                        One Vote Per Share             45,210,821

WHO CAN ATTEND THE SPECIAL MEETING?

     All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 8:00 a.m., and seating will begin at 8:30 a.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 45,210,821 shares of common stock of the Company were outstanding. As such, holders of at least 22,605,412 shares (i.e., a majority) must be present at the meeting, in person or by proxy, to obtain a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person or vote by ballot at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

     If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board's recommendations.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.


WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

          o    FOR the election of the  nominated  slate of directors  (see page
               5);

          o FOR the approval of an amendment to the Company's Certificate of Incorporation to increase the authorized common stock of the Company to 300,000,000 shares. (see page 9).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. This means that the five (5) nominees will be elected if they receive more affirmative votes than any other person. A properly executed proxy marked "Withheld" with respect to the election of any director will not be voted with respect to such director indicated, although it will be counted for purposes of determining whether there is a quorum.

     INCREASE IN AUTHORIZED SHARES. For the approval of an amendment to the Company's Articles of Incorporation to increase the authorized common stock of the Company to 300,000,000 shares and any other item that properly comes before the meeting, the affirmative vote of the holders of a majority of the outstanding shares, as of the record date, will be required for approval. A properly executed proxy marked "Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes," however, will be counted in determining whether there is a quorum.

                                 STOCK OWNERSHIP

BENEFICIAL OWNERS

     The following table presents certain information regarding the beneficial ownership of all shares of common stock at December 9, 2004 for each executive officer and director of our Company and for each person known to us who owns beneficially more than 5% of the outstanding shares of our common stock. The percentage ownership shown in such table is based upon the 45,210,821 common shares issued and outstanding at December 9, 2004 and ownership by these persons of options or warrants exercisable within 60 days of such date. Unless otherwise indicated, each person has sole voting and investment power over such shares.

                                                    Amount and Nature of                 Percent
Name and Address of Beneficial Owner(1)              Beneficial Ownership                Owned


Terry Eilers                                                         6,672,039            14.66%
1510 Poole Boulevard                            (includes 300,000 options) (2)
Yuba City, CA 95993

Morrow Revocable Trust                                               1,845,056             4.06%
(beneficially J. Cody Morrow & Family)          (includes 200,000 options) (2)
12655 Rough & Ready
Grass Valley, CA 95945

Michael Sullinger                                                      668,544             1.47%
1510 Poole Boulevard                            (includes 200,000 options) (2)
Yuba City, CA 95993

Virgil Baker                                                         1,577,363             3.46%
1510 Poole Boulevard                            (includes 300,000 options) (2)
Yuba City, CA 95993

A. Richard Barber                                                      998,352             2.20%
1510 Poole Boulevard                             (includes 50,000 options) (2)
Yuba City, CA 95993

All directors and executive officers                                11,761,354            25.42%
as a group (5 persons)                            (includes 1,050,000 options)

---------------

*        Represents less than 1%.

(1) Applicable percentage of ownership is based on 45,210,821 shares of common stock outstanding as of December 9, 2004, together with securities exercisable or convertible into shares of common stock within 60 days of December 9, 2004 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of December 9, 2004 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)  Represents options that are exercisable within 60 days of December 9, 2004.

(3) Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

     Each principal shareholder has sole investment power and sole voting power over the shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     We are not aware of any instance since January 1, 2002, when an executive officer, director or owner of more than ten percent of the outstanding shares of common stock failed to comply with reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

DIRECTORS STANDING FOR ELECTION

     The Board of Directors of the Company consists of five (5) seats. Each director holds office until the first special meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified.

     The Board of Directors has nominated Terry Eilers, Virgil Baker, Michael Sullinger, A. Richard Barber and J. Cody Morrow for election as directors. The accompanying proxy will be voted for the election of these nominees, unless authority to vote for one or more nominees is withheld. In the event that any of the nominees is unable or unwilling to serve as a director for any reason (which is not anticipated), the proxy will be voted for the election of any substitute nominee designated by the Board of Directors. Messrs. Eilers, Baker, Sullinger, Barber and Morrow have previously served as a member of the Board of Directors and have consented to such terms.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES

DIRECTORS - PRESENT TERM EXPIRES AT THE SPECIAL MEETING

TERRY EILERS -                        From 1994 to the Present,  Mr.  Eilers has
CEO, Chairman, and Director           been    founder,    CEO,    Director    of
eTotalSource, Inc. since 2002         eTotalSource.  Former VP, Regional Manager
                                      and Regional Training Director for Lawyers
                                      Title Company,  1984-1987.  Mr. Eilers was
                                      involved in the  creation,  operation  and
                                      sale   of   Sydney   Cambric    Publishing
                                      1983-1985,  where  he  was  in  charge  of
                                      implementing   marketing  and   management
                                      systems,    developing   and   supervising
                                      management  training and  conducting  live
                                      seminars   to  nearly  1  million   people
                                      worldwide  for many Fortune 500  companies
                                      such as, Bank of America, Coldwell Banker,
                                      IBM, Xerox, and First American  Financial.
                                      Over the past 30 years, his management and
                                      computer sales programs have been utilized
                                      by  major  real  estate  entities,  banks,
                                      savings  and loans,  insurance  companies,
                                      sales  and  research   organizations   and
                                      publishing  companies  worldwide  such  as
                                      Norwest  Mortgage,  Century 21, Sun Trust,
                                      Stewart Title Company,  and Lawyers Title.
                                      1980-1994.  He  was  appointed  President,
                                      CEO, and Director of Premium  Enterprises,
                                      Inc. (now eTotalSource,  Inc.) on December
                                      31, 2002. He is a frequent author,  having
                                      written,  and published  through  Crescent
                                      Publishing,  Sydney Cambric Publishing and
                                      the      Disney       Corporation-Hyperion
                                      Publishing,  12 books  concentrated in the
                                      real  estate,   business   management  and
                                      personal  development  fields. Some of the
                                      titles Mr. Eilers has written include: How
                                      to Sell Your Home Fast  (Disney/Hyperion),
                                      How   To   Buy   the    Home    You   Want
                                      (Disney/Hyperion),  The Title and Document
                                      Handbook   (Sydney   Cambric),    Mortgage
                                      Lending   Handbook    (Sydney    Cambric),
                                      Mastering    Peak     Performance     (EMR
                                      Publishing),    Real   Estate   Calculator
                                      Handbook  (Sydney  Cambric).  He has an AA
                                      Administration of Justice -Sacramento City
                                      College  1971  Extensive   Course  Work  -
                                      California State College/Sacramento,  Yuba
                                      College, Lincoln School of Law 1970-1985.

VIRGIL BAKER                          Mr. Baker was formerly the CFO for AGRICO,
CFO, Director of the Company (since   a large agriculture  corporation 1993-1996
2003) and founder of eTotalSource,    - where he  designed  and  integrated  the
Inc. 1996-Present                     network programs for the accounting,  cash
                                      flow and inventory systems on a nationwide
                                      basis.    Mr.    Baker   had   the   added
                                      responsibility     for    all    of    the
                                      International commerce generation.  He has
                                      a  BA   Accounting  -   California   State
                                      University/Chico - 1992. Mr. Baker was appointed CFO of Premium Enterprises, Inc.
                                      (now  eTotalSource,  Inc.) on December 31,
                                      2002 and was  appointed as Director in May
                                      2003.

MICHAEL SULLINGER                     Mr. Sullinger has extensive  background in
COO - SECRETARY - (DIRECTOR OF        development and management of partnerships
ETOTALSOURCE SINCE 2003)              and  joint   ventures.   Mr.   Sullinger's
ELECTED TO BOARD OF DIRECTORS         previous  private legal practice  involved
FOR 2003                              business litigation, formation of business
                                      entities  and  advising   principals   and
                                      directors in the planning and operation of
                                      various   companies.   Mr.  Sullinger  has
                                      served as a Board of  Director on numerous
                                      government,   business  and  philanthropic
                                      organizations.   He   has   a  BA   Public
                                      Administration University of San Francisco
                                      1977;  JD - Cal  Northern  School  of  Law
                                      1992.  He was  appointed  Director  in May
                                      2003 and Secretary of Premium Enterprises,
                                      Inc. (now eTotalSource,  Inc.) on December
                                      31, 2002.

J. CODY MORROW                        From 1995 to the present,  Mr.  Morrow has
DIRECTOR OF ETOTALSOURCE INC.         served as  President  of Morrow  Marketing
(SINCE 2003)                          International  , which  has $200  million+
                                      annual      sales      nationally      and
                                      internationally.  Current direct  business
                                      operations in Europe,  Thailand and India.
                                      Many years  experience in opening  foreign
                                      markets. Prior to Morrow Marketing, he was
                                      President    of    Monarch     Development
                                      Corporation     1989-1993    a    Southern
                                      California  based Real Estate  Development
                                      Company.  He  was  appointed  Director  of
                                      Premium     Enterprises,     Inc.     (now
                                      eTotalSource, Inc.) in May 2003.

A. RICHARD BARGER                     From 1983 to the present,  Mr.  Barber has
DIRECTOR OF ETOTAL SOURCE, INC.       been the founder and senior  partner of A.
(SINCE 2003)                          Richard  Barber &  Associates,  a literary
                                      agency and  consultant  to numerous  major
                                      publishing  companies.  He  was  also  the
                                      Director   of   Development   for  Network
                                      Enterprises,   Inc.,  1969-1983  where  he
                                      supervised  the  creations  and writing of
                                      television  and  film  properties.  Former
                                      Director  and  Senior   Editor  of  Public
                                      Relations,   for  Viking   Penguin,   Inc.
                                      Lecturer  in   publishing   at  New  York,
                                      Harvard and Radcliff  Universities,  1971-
                                      1989.  Mr.  Barber's   Extensive  Academic
                                      Background is as follows:  Phillips Exeter
                                      Academy,    Exeter   Fellow   in   History
                                      (1963-1965),   Columbia  University,  M.A,
                                      Ph.D (1962-1963). Course work at Dartmouth
                                      College,  Special Dartmouth Fellow,  A.B.,
                                      and  study  programs  with  Corey  Ford at
                                      Harvard,  William  & Mary,  University  of
                                      Michigan,     British    Museum,    Oxford
                                      University    and   Columbia    University
                                      (1961-1962).  He was appointed Director of
                                      Premium     Enterprises,     Inc.     (now
                                      eTotalSource, Inc.) in May 2003.

MEETINGS

     During the Company's fiscal year ending December 31, 2003, the Board of Directors met on 5 occasions. Each director attended more than 75% of the total number of meetings of the Board and Committees on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS

     AUDIT COMMITTEE. We currently do not have an Audit Committee.

     COMPENSATION COMMITTEE. The Compensation Committee consists of Michael Sullinger and Virgil Baker.

COMPENSATION OF DIRECTORS

     During the fiscal year ended December 31, 2003, the Company did not pay its directors any remuneration.

EXECUTIVE COMPENSATION

     The following table sets forth compensation for the fiscal year ended December 31, 2003 for our executive officers:

                           SUMMARY COMPENSATION TABLE


                                   ANNUAL COMPENSATION                            LONG-TERM COMPENSATION
                                                                                  AWARDS         PAYOUTS
                                                              OTHER       RESTRICTED
                                                              ANNUAL        STOCK       OPTIONS/     LTIP       ALL OTHER
NAME AND                              SALARY      BONUS     COMPENSATION    AWARD(S)      SAR'S     PAYOUTS   COMPENSATION
PRINCIPAL POSITION          Year       ($)         ($)          ($)           (#)          (#)        ($)         ($)
Terry Eilers                2003     $ 79,000      0            0              0           --          --            --
President, CEO              2002     $ 37,000      0            0              0           --          --            --
                            2001     $111,000      0            0              0           --          --            --


Michael Sullinger           2003            0      0            0              0           --          --            --
Secretary, COO,             2002            0      0            0              0           --          --            --
Legal Counsel               2001            0      0            0              0           --          --            --


Virgil Baker                2003     $ 76,900      0            0              0           --          --            --
CFO                         2002     $ 18,000      0            0              0           --          --            --
                            2001     $ 72,000      0            0              0           --          --            --

------------

     The following table contains information regarding options granted during the year ended December 31, 2003 to eTotalsource's named executive officer.

                             OPTION/SAR GRANTS TABLE

                                               % TOTAL
                        NO. OF SECURITIES    OPTIONS/SAR'S
                            UNDERLYING        GRANTED TO     EXERCISE OR BASE
                           OPTIONS/SAR'S      EMPLOYEES IN        PRICE        EXPIRATION
NAME                       GRANTED (#)         YEAR ENDED     ($ PER SHARE)       DATE

Terry Eilers                   --                  0%               --             --
President, CEO

Micahel Sullinger              --                  0%               --             --
Secretary, COO, Legal
 Counsel

Virgil Baker, CFO              --                  0%               --             --

     The following table contains information regarding options exercised in the year ended December 31, 2003, and the number of shares of common stock underlying options held as of December 31, 2003, by eTotalsource's named executive officer.

                                  AGGREGATED OPTIONS/SAR EXERCISES
                                       IN LAST FISCAL YEAR AND
                                 FISCAL YEAR END OPTIONS/SAR VALUES

                                                     NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                           SHARES                   UNDERLYING UNEXERCISED                 IN-THE-MONEY
                        ACQUIRED ON    VALUE        OPTIONS/SAR'S AT FY-END         OPTIONS/SAR'S AT FY-END
                          EXERCISE    REALIZED               (#)                               ($)
NAME                        (#)         ($)       EXERCISABLE     UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE

Terry Eilers                --          --            --              --              --              --
Virgil Baker                --          --            --              --              --              --
Michael Sullinger           --          --            --              --              --              --


STOCK OPTION GRANTS IN THE PAST FISCAL YEAR

     The Company did not grant any option in fiscal year 2003.

EMPLOYMENT AGREEMENTS

     Agreements were executed with the Chief Executive Officer, Terry Eilers, and the Chief Financial Officer, Virgil Baker, at the inception of the Company (February 7, 2000) which expire December 31, 2003. Annual salary is $150,000 and $96,000, respectively, and each accrues an annual non-accountable automobile allowance of $9,000. The agreements also provide for 10% royalties on license revenues of the Company's PresentaPro (TM) software and an annual bonus of incentive stock options (covering 200,000 shares each). In addition, the CEO is entitled to a 5% referral commission on certain sales. Unpaid salary and commissions can be paid with warrants to purchase common stock at $1 per share. During 2002 and 2001, CEO compensation expensed pursuant to these arrangements totaled $159,000 and $204,962, and CFO compensation totaled $105,000 and $105,000, respectively (exclusive of the fair value of incentive stock options).

     An agreement was executed August 1, 2002 with the Chief Operating Officer, Michael Sullinger, which expires December 31, 2007. Annual salary is $120,000 and a non-accountable automobile allowance of $9,000. The agreement also
provides  for  a  10%  royalty  on  the  license   revenues  of  the   Company's
PresentaPro(TM) software and an annual bonus of incentive stock options (covering 200,000 shares). Unpaid salary and commissions can be paid with warrants to purchase common stock at $1 per share. During 2003 and 2002, COO compensation expensed pursuant to these arrangements totaled $60,000 and $43,538, respectively (exclusive of the fair value of incentive stock options).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We believe that all prior related party transactions have been entered into upon terms no less favorable to us than those that could be obtained from unaffiliated third parties. Our reasonable belief of fair value is based upon proximate similar transactions with third parties or attempts to obtain the consideration from third parties. All ongoing and future transactions with such persons, including any loans or compensation to such persons, will be approved by a majority of disinterested members of the Board of Directors.

     On December 30, 2002, PMN acquired 91% of the preferred and common stock of eTotalsource, Inc. incorporated in California on February 7, 2000), pursuant to an Agreement and Plan of Reorganization effective December 30, 2002,by issuing 15,540,011 shares of PMN common stock to eTotalsource shareholders.

     Immediately  after the  transaction,  the eTotalsource  shareholders  owned
approximately  88.5%  of  the  Company's  common  stock.   Coincident  with  the
transaction, the Company changed its fiscal year from June 30 to December 31.

     The reorganization is recorded as a recapitalization effected by a reverse merger wherein PMN is treated as the acquiree for accounting purposes, even though it is the legal acquirer. The transaction has been accounted for as a purchase, and accordingly, since the transaction occurred December 31, 2002, the results of operations for the periods presented represent solely those of the accounting acquirer - eTotalsource. Since PMN was a non-operating shell with limited business activity, goodwill was not recorded.

     No officer, director, or affiliate of the Company has or proposes to have any direct or indirect material interest in any asset proposed to be acquired by the Company through security holdings, contracts, options, or otherwise.

           PROPOSAL 2 - AMENDMENT TO THE CERTIFICATE OF INCORPORATION

     Our Company's Board of Directors proposes an amendment to our Company's Articles of Incorporation to increase the number of authorized shares of common stock, no par value, from 100,000,000 to 300,000,000 shares. Our Company desires to increase its authorized capital stock because (i) management believes that the Company will need significant authorized capital stock available for issuance and (ii) it desires to raise capital by issuing shares of stock. The amendment to our Company's Articles of Incorporation shall provide for the authorization of 300,000,000 shares of our Company's common stock. As of December 9, 2004, 45,210,821 shares of the Company's common stock were issued and outstanding.

     There are certain advantages and disadvantages of voting for an increase in the Company's authorized common stock. The advantages include:

          o The ability to raise capital by issuing capital stock, including under the Standby Equity Distribution Agreement with Cornell Capital Partners, LP.

          o    To  have   shares   available   to  pursue   business   expansion
               opportunities.

     The disadvantages include:

          o Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

          o Provoking short-selling in our common stock, which would put downward pressure on the market price of our common stock.

          o Increasing the supply of shares of stock. This supply of stock without a corresponding demand could cause the market price of our stock to decline.

          o A potential change of control if all or a significant block of the shares to be issued are held by one or more shareholders working together.

     Other than the Standby Equity Distribution Agreement, our Company does not currently have written or oral plans, arrangements or understandings to issue any of the additional shares of common stock that would be authorized by this proposed amendment to our Certificate of Incorporation.

     If the amendment to our Company's Articles of Incorporation is adopted, an amendment to the Articles of Incorporation of eTotalsource, Inc. shall be filed with the Colorado Secretary of State so that Article Four shall be as follows:

         "The maximum  number of shares of stock that this  corporation
         is  authorized  to  have   outstanding  at  any  one  time  is
         300,000,000 shares of common stock, no par value."

     In additional to the reasons specified above, the Company's Board of Directors believes that it is desirable to have additional authorized shares of common stock available for possible future financings, possible future acquisition transactions and other general corporate purposes. Having such additional authorized shares of common stock available for issuance in the future would give our Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of our Company to our shareholders.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF AN AMENDMENT TO OUR COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, NO PAR VALUE, FROM 100,000,000 TO 300,000,000 SHARES.

                          DESCRIPTION OF CAPITAL STOCK

GENERAL

     eTotalsource's authorized capital consists of 300,000,000 shares of common stock, no par value. At December 9, 2004, there were 45,210,821 outstanding shares of common stock. Set forth below is a description of certain provisions relating to the Company's capital stock.

COMMON STOCK

     Each outstanding share of common stock has one vote on all matters requiring a vote of the stockholders. There is no right to cumulative voting; thus, the holder of fifty percent or more of the shares outstanding can, if they choose to do so, elect all of the directors. In the event of a voluntary or involuntary liquidation, all stockholders are entitled to a pro rata distribution after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. The holders of the common stock have no preemptive rights with respect to future offerings of shares of common stock. Subject to the declaration and payment of dividends upon any preferred stock at the time outstanding, to the extent of any preference to which that preferred stock is entitled and after the provision for any sinking or purchase fund or funds for any series of any preferred stock has been complied with, the board of directors may declared and pay dividends on the common stock, payable in cash or other consideration, out of the funds legally available therefore. It is eTotalsource's present intention to retain earnings, if any, for use in its business. The payment of dividends on the common stock are, therefore, unlikely in the foreseeable future.

CONVERTIBLE DEBENTURES

     eTotalsource has an outstanding convertible debenture, which was issued in the original principal amount of $175,000. This debenture accrues interest at a rate of 5% per year and matures two years from the issuance date. The debenture is convertible at the holder's option any time up to maturity at a conversion price equal to the lower of (i) 120% of the closing bid price of the common stock as of the closing date (ii) 80% of the lowest closing bid price of the common stock for the five trading days immediately preceding the conversion date. At maturity, eTotalsource has the option to either pay the holder the outstanding principal balance and accrued interest or to convert the debenture into shares of common stock at a conversion price equal to the lower of (i) 120% of the closing bid price of the common stock as of the closing date or (ii) 80% of the lowest closing bid price of the common stock for the five trading days immediately preceding the conversion date. eTotalsource has the right to redeem the debenture upon fifteen days notice for 120% of the amount redeemed.
eTotalsource will issue an addition convertible debenture in the principal amount of $175,000, upon the same terms as the debenture described above, upon filing a registration statement registering shares of the Company's common stock underlying the convertible debentures and to be issued pursuant to the Company's Standby Equity Distribution Agreement.

TRANSFER AGENT

     The Transfer Agent for the common stock is Executive Registrar & Transfer, Inc., located at 3615 South Huron Street, Suite 104, Englewood, Colorado 80110.


DISCLOSURE OF SEC POSITION ON INDEMNIFICATION FOR SECURITIES ACT LIABILITIES

     Our Articles of Incorporation, as well as our By-Laws provide for the indemnification of directors, officers, employees and agents of the corporation to the fullest extent provided by the corporate law of the State of Colorado, as well as is described in the Articles of Incorporation and the By-Laws. These sections generally provide that the Company may indemnify any person who was or is a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative except for an action by or in right of the corporation by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation. Generally, no indemnification may be made where the person has been determined to be negligent or guilty of misconduct in the performance of his or her duties to the Company.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or controlling persons of eTotalsource, pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable.

ANTI-TAKEOVER   EFFECTS  OF  PROVISIONS  OF  THE  CERTIFICATE  OF  INCORPORATION
AUTHORIZED AND UNISSUED STOCK

     The authorized but unissued shares of our common are available for future issuance without our shareholders' approval. These additional shares may be utilized for a variety of corporate purposes including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans.

EQUITY LINE OF CREDIT

     On October 8, 2004, we entered into a Standby Equity Distribution Agreement with Cornell Capital Partners. Pursuant to the Standby Equity Distribution Agreement, we may, at our discretion, periodically issue and sell shares of our common stock for a total purchase price of $10 million. If we request advances under the Standby Equity Distribution Agreement, Cornell Capital Partners will purchase shares of common stock of eTotalsource for 98% of the lowest volume weighted average price on the Over-the Counter Bulletin Board or other principal market on which our common stock is traded for the five (5) days immediately following the advance notice date. Cornell Capital Partners will retail 5% of each advance under the Standby Equity Distribution Agreement. We may not request advances in excess of a total of $10 million. The maximum of each advance is equal to $200,000.

     In order for our Company to receive the $10,000,000 available under the Standby Equity Distribution Agreement based on our current stock price of $0.07, we would have to issue 145,772,595 shares of our common stock. Our current Articles of Incorporation authorized us to issue 100 million shares of common stock. As of December 9, 2004, we have 45,210,821 shares issued and outstanding. Therefore, we may need to issue more than 54,953,684 shares remaining to draw down the entire $10,000,000 available under the Standby Equity Distribution Agreement.

OTHER MATTERS

     As of the date of this proxy statement, our Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

INDEPENDENT ACCOUNTANTS

     The firm of Gordon, Hughes & Banks, LLP served as our Company's independent accountants for Fiscal 2003. A representative of the firm will be available to respond to questions at the Special Meeting of the Shareholders. This representative will have an opportunity to make a statement if he desires to do so. The Company has selected Gordon, Hughes & Banks, LLP as its independent accountants for Fiscal 2004.

     AUDIT FEES. The aggregate fees billed for professional services rendered was $ 28,450.00 for the audit of the Company's annual financial statements for the year ended December 31, 2003 and the reviews of the financial statements included in the Company's Forms 10-QSB for that fiscal year.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None of the professional services described in Paragraphs (c)(4)(ii) of Rule 2-01 of Regulation S-X were rendered by the principal accountant for the year ended December 31, 2002.

     ALL OTHER FEES. Other than the services described above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees," the aggregate fees billed for services rendered by the principal accountant was $ 5,500 for the year ended December 31, 2003.

ADDITIONAL INFORMATION

     PROXY SOLICITATION COSTS. Our Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by our Company. Officers and regular employees of our Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Our Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

     INCORPORATION BY REFERENCE. Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company's Annual Report, which is being delivered to the shareholders with this proxy statement. In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive proxy statement will include a manually signed copy of the accountant's report.


                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Terry L. Eilers
                                           Terry L. Eilers
                                           President


Yuba City, California
January 12, 2005

                               FORM OF PROXY CARD


                               eTOTALSOURCE, INC.
                              1510 Poole Boulevard
                           Yuba City, California 95993




         The undersigned hereby appoints Terry L. Eilers, as proxy, to represent the undersigned and to vote all shares of common stock of eTotalsource, Inc., which the undersigned would be entitled to vote if personally present and voting at the Special Meeting of Shareholders to be held February 4, 2005, or any adjournment thereof, upon all matters coming before the meeting.

         1. ELECTION OF DIRECTORS: The election of five directors: Terry L. Eilers, Virgil Baker, Michael Sullinger, J. Cody Morrow and A. Richard Barber to hold office until the first annual meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified.

                                          WITHHOLD AUTHORITY                      FOR ALL, EXCEPT
               FOR ALL             to vote For All nominees listed                      |_|
        nominees listed above                   above                      to withhold authority to vote,
                                                                               mark "For All Except"
                |_|                              |_|                      and write the Nominee's name on the
                                                                                     line below

         2. AMENDMENT TO ARTICLES OF INCORPORATION: To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 300,000,000 shares.

FOR                                AGAINST                              ABSTAIN

|_|                                 |_|                                   |_|

--------------------------------------------------------------------------------
In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted for Proposal 1 and Proposal 2.

             DATED:________________________ , 2005


            --------------------------------------------------------------------
                                        Signature


            --------------------------------------------------------------------
                                Signature if held jointly


            Please date, print and sign your name above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.